SEGALL BRYANT & HAMILL INTERNATIONAL SMALL CAP FUND Retail Class: SBHSX; Institutional Class: SBSIX
Summary Prospectus	February 28, 2020

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://www.sbhfunds.com/literature/. You can also get this information at no cost by calling (800) 392-2673, or by contacting your financial intermediary. You may get this information at no cost by sending an email request to Fulfillment@ultimusfundsolutions.com. The Fund’s prospectus and statement of additional information, each dated February 28, 2020, along with the Fund’s most recent annual report dated October 31, 2019, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (800) 392-2673 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (800) 392-2673. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

Investment Objective

The Segall Bryant & Hamill International Small Cap Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Retail Class		Institutional Class
Annual Account Maintenance Fee (for Retail Class accounts under $750)		$12.00		—
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.90%		0.90%
Distribution (12b-1) Fees		None		None
Other Expenses(3)		0.42%		0.27%
Shareholder service fee	0.25%		0.10%
All other expenses	0.17%		0.17%
Total Annual Fund Operating Expenses		1.32%		1.17%
Fee Waiver and Expense Reimbursement		(0.14)%(1)		(0.14)%(2)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement		1.18%(1)		1.03%(2)

(1)

From December 9, 2019 until at least December 31, 2021, for the Fund’s Retail Class, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, brokerage expenses, and extraordinary expenses), so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.18% for such period. This agreement may not be terminated or modified by the Adviser prior to December 31, 2021, without the approval of the Board of Trustees.

SEGALL BRYANT & HAMILL INTERNATIONAL SMALL CAP FUND

(2)

From December 9, 2019 until at least December 31, 2021, for the Fund’s Institutional Class, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, brokerage expenses, and extraordinary expenses), so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.03% for such period. This agreement may not be terminated or modified by the Adviser prior to December 31, 2021, without the approval of the Board of Trustees.

(3)	Other Expenses have been restated to reflect the Fund’s shareholder service fee and a reduction to administration and custody expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in either the Retail Class shares or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	One Year	Three Years	Five Years	Ten Years
Retail Class	$120	$390	$695	$1,563
Institutional Class	$105	$343	$615	$1,393

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the most recent fiscal year, the portfolio turnover rate of the Segall Bryant & Hamill International Small Cap Fund, a series portfolio of Investment Managers Series Trust that reorganized into the Fund on December 9, 2019 (the “IMST International Small Cap Predecessor Fund”) was 121% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities, primarily common stock, of small capitalization companies located outside of the United States, including those in emerging markets. The Fund’s adviser considers small capitalization companies to be companies with market capitalizations within the range of those companies included in the MSCI EAFE Small Cap Index at the time of purchase. Investments in companies that move above or below the capitalization range of the MSCI EAFE Small Cap Index may continue to be held by the Fund in the Fund adviser’s sole discretion. As of December 31, 2019, the market capitalization of companies included in the MSCI EAFE Small Cap Index was between $196 million and $9.2 billion. The Fund’s adviser will consider the market capitalization range by country. The Fund’s adviser considers a company to be outside of the United States if: (i) it is organized under the laws of a foreign country or maintains its principal offices or headquarters in a foreign country; (ii) its securities are principally traded in a foreign country; or (iii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country, or has at least 50% of its assets in a foreign country. The Fund will allocate its assets among various regions and countries including those in emerging markets.

The Fund may purchase equity securities on exchanges where the companies are located, on exchanges other than where companies are domiciled (often traded as dual listed securities) or in the form of Depository Receipts, which include American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) or similar securities. The Fund may also purchase participatory notes (commonly known as “P-notes”) issued by foreign banks or brokers evidencing ownership of underlying stocks issued by a foreign company. This type of investment allows the Fund to have exposure to foreign securities without trading directly in the local market. The Fund may use derivatives such as swaps, options, futures, options on futures and P-notes to manage risk inherent in the Fund’s portfolio (e.g., cash flows and currency exposure). The Fund may also enter into forward currency exchange contracts to hedge against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities; it will not enter into such contracts for speculative purposes. Investments in P-notes, exchange-traded

SEGALL BRYANT & HAMILL INTERNATIONAL SMALL CAP FUND

funds (“ETFs”) or derivatives, such as such as swaps, options, futures and options on futures, designed to provide exposure to indices comprised of small capitalization companies located outside of the United States, will be considered equity securities for purposes of meeting the Fund’s 80% investment policy.

Principal Risks of Investing in the Fund

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

ADR and GDR Risk: ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the Depository’s transaction fees. Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. Dollar-denominated.

Country Risk: As of December 31, 2019, the Segall Bryant & Hamill International Small Cap Fund invested a significant percentage of its assets in Japan and the United Kingdom; Therefore, the Fund may be more affected by economic developments and currency fluctuations in these countries.

Currency Risk: The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Cybersecurity Risk: Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Fund’s adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Derivatives Risk: Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives can have a leveraging effect and increase fund volatility. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include but are not limited to illiquidity risk and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

Emerging Market Risk: Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Equity Risk: The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

ETF Risk: Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may

SEGALL BRYANT & HAMILL INTERNATIONAL SMALL CAP FUND

not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Foreign Investment Risk: The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and GDRs. Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

Japan Risk: The growth of Japan’s economy has historically lagged behind that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. China has become an important trading partner with Japan; however, the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors. Japan’s aging and shrinking population increases the cost of the country’s pension and public welfare system and lowers domestic demand, making Japan more dependent on exports to sustain its economy. Therefore, any developments that negatively affect Japan’s exports could present risks to a fund’s investments in Japan.

Management and Strategy Risk: The value of your investment depends on the judgment of the Fund’s adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Market Risk: The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Participatory Notes Risk: P-notes represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such securities. P-notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments. The purchaser of a P-note must rely on the credit worthiness of the bank or broker who issues the P-note, and these notes do not have the same rights as a shareholder of the underlying foreign security.

Portfolio Turnover Risk: Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

Small-Cap and Mid-Cap Company Risk: The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

SEGALL BRYANT & HAMILL INTERNATIONAL SMALL CAP FUND

Value-Oriented Investment Strategies Risk: Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.

Bar Chart and Performance Tables

The Fund acquired the assets of the Segall Bryant & Hamill International Small Cap Fund, a series portfolio of Investment Managers Series Trust on December 9, 2019, (the “IMST International Small Cap Predecessor Fund”). The IMST International Small Cap Predecessor Fund was also advised by Segall Bryant & Hamill, LLC.

On October 30, 2015, the IMST International Small Cap Predecessor Fund acquired the assets and liabilities of the Philadelphia International Small Cap Fund (the “Philadelphia International Small Cap Predecessor Fund”) (together, with the IMST International Small Cap Predecessor Fund, the “Predecessor Funds”).

For periods October 31, 2015, to December 31, 2018, performance results shown in the bar chart and the performance table below for the Fund’s Retail Class shares and Institutional Class shares reflect the performance of the IMST International Small Cap Predecessor Fund. For periods prior to October 30, 2015, performance results shown in the bar chart and the performance table below for the Fund’s Class I shares and Class A shares reflect the performance of the Philadelphia International Small Cap Predecessor Fund’s Class IV shares and Class I shares, respectively.

Performance results shown in the bar chart and the performance table below reflect the performance of the Predecessor Funds. Performance returns of the Fund will be different from the Predecessor Funds as they have different expenses. The Predecessor Funds’ past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s and Predecessor Funds’ performance from year to year, and by showing how the Fund’s and Predecessor Funds’ average annual returns for one year, five years, and since inception for the Fund and Predecessor Funds, compared with those of an unmanaged index of securities.

The Fund’s and Predecessor Funds’ past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on www.sbhfunds.com or call toll-free (800) 392-2673.

Institutional Class - Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return: Quarter Ended 3/31/2012 16.13%	Lowest Quarterly Return: Quarter Ended 12/31/2018 (17.35)%

Average Annual Total Returns (for the periods ended December 31, 2019)

After-tax returns for the Institutional Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown only for the Institutional Class, after-tax returns for the Retail Class will be different. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Segall Bryant & Hamill International Small Cap Fund	1 Year	5 Years	Since Inception	Inception Date
Institutional Class
Return Before Taxes	16.70%	5.28%	6.04%	5/31/11
Return After Taxes on Distributions*	15.65%	4.28%	4.90%	5/31/11
Return After Taxes on Distributions and Sale of Fund Shares*	10.83%	3.94%	4.53%	5/31/11
Retail Class
Return Before Taxes	16.55%	5.05%	5.80%	6/30/14**
MSCI EAFE Small Cap Index (reflects no deduction for fees, expenses or taxes)	24.96%	8.85%	7.04%

*	Institutional Class (previously known as Class I of the Predecessor Funds) started on May 31, 2011.

**

Retail Class (previously known as Class A of the IMST International Small Cap Predecessor Fund) started on June 30, 2014. The performance figures for Retail Class include the performance for Institutional Class for the periods prior to the start date of Retail Class, adjusted for the difference in Retail Class and Institutional Class expenses. Retail Class imposes higher expenses than Institutional Class.

Management

Investment Adviser

Segall Bryant & Hamill, LLC

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Scott E. Decatur, Ph.D. Senior Portfolio Manager – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	May 31, 2011*
Nicholas C. Fedako, CFA Associate Portfolio Manager – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	May 31, 2011*

*	Since inception of the Philadelphia International Small Cap Predecessor Fund

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for the Retail Class and $250,000 for the Institutional Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). There is no minimum subsequent purchase for the Institutional Class. You may redeem shares of the Fund on any business day through the Fund’s website at www.sbhfunds.com, by telephone at (800) 392-2673, by regular mail at Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, OH 45246-0707, or by a systematic withdrawal plan (must be multiples of $50, and can be accomplished monthly, quarterly, or annually).

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income, or Section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

Financial Intermediary Compensation - Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.